EQUITY EXCHANGE AGREEMENT

by and among

STERLING CONSOLIDATED CORP.,

a Nevada Corporation,

ADDR PROPERTIES, LLC,

a New Jersey Limited Liability Company,

INTEGRITY CARGO FREIGHT CORPORATION,

a New Jersey Corporation,

Q5 VENTURES, LLC,

a New Jersey Limited Liability Company,

STERLING SEAL & SUPPLY, INC.,

a New Jersey Corporation,

and

The Equity Holders of

ADDR PROPERTIES, LLC,

INTEGRITY CARGO FREIGHT CORPORATION,

Q5 VENTURES, LLC, and

STERLING SEAL & SUPPLY, INC.

Dated as of June 20, 2012

EQUITY EXCHANGE AGREEMENT

THIS EQUITY EXCHANGE AGREEMENT (the “Agreement”), is made and entered into this 20th day of June, 2012 (the “Closing Date”), by and among STERLING CONSOLIDATED CORP., a Nevada corporation (“Sterling Consolidated”), ADDR PROPERTIES, LLC, a New Jersey Limited Liability Company (“ADDR”), INTEGRITY CARGO FREIGHT CORPORATION, a New Jersey Corporation (“Integrity”), Q5 VENTURES, LLC, a Florida limited liability company (“Q5”), STERLING SEAL & SUPPLY, INC., a New Jersey Corporation (“Sterling Seal”), and the Equity Holders of ADDR, INTEGRITY, Q5, and STERLING SEAL.

Premises

A.           This Agreement provides for the acquisition of ADDR, Integrity, Q5, and Sterling Seal (the “Future Subsidiaries”) by Sterling Consolidated, whereby the Future Subsidiaries become wholly owned subsidiaries of Sterling Consolidated and in connection therewith, the issuance of shares of common stock, par value $0.001 per share, of Sterling Consolidated (the “SC Shares”) to the equity holders of the Future Subsidiaries in the manner and quantity described herein, as well as the appointment of Angelo DeRosa and Darren DeRosa as the sole officers of Sterling Consolidated.

B.           The board of directors of Sterling Consolidated (the “Sterling Consolidated Board”), the members of ADDR (the “ADDR Members”), the board of directors of Integrity (the “Integrity Board”), the members of Q5 (the “Q5 Members”), and the board of directors of Sterling Seal (the “Sterling Seal Board”) have each determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in their best interests. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisitions and exchange of equity.

Agreement

NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS AND WARRANTIES OF

STERLING CONSOLIDATED

As an inducement to and to obtain the reliance of the Future Subsidiaries, Sterling Consolidated represents and warrants as follows:

Section 1.1           Organization. Sterling Consolidated is a corporation duly organized, and validly existing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Sterling Consolidated’s articles of incorporation or bylaws. Sterling Consolidated has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

Section 1.2           Capitalization and Outstanding Equity. The authorized capitalization of Sterling Consolidated consists of 200,000,000 SC Shares, and 10,000,000 shares blank check preferred, par value $0.001 per share (the “SC Blank Check Shares”). As of the Closing Date, Sterling Consolidated had not issued any SC Blank Check Shares, and has 2,880,000 issued and outstanding SC Shares. The full list of holders of SC Shares and their respective ownership is attached hereto as Schedule A.

Section 1.3           Approval of Agreement. The Sterling Consolidated Board has authorized the execution and delivery of the Agreement and has approved the transactions contemplated hereby.

Section 1.4           No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Sterling Consolidated is a party or to which any of its properties or operations are subject.

Section 1.5           Information. The information concerning Sterling Consolidated as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE II

REPRESENTATIONS, COVENANTS AND WARRANTIES

OF ADDR

As an inducement to, and to obtain the reliance of Sterling Consolidated, ADDR represents and warrants as follows:

Section 2.1           Organization. ADDR is a limited liability company duly organized, validly existing and in good standing under the laws of New Jersey and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of ADDR's operating agreement or other governing documents. ADDR has full power, authority and legal right and has taken all action required by law, its operating agreement and other governing documents, or otherwise to authorize the execution and delivery of this Agreement.

Section 2.2           No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which ADDR is a party or to which any of its properties or operations are subject.

Section 2.3           Approval of Agreement. The ADDR Members have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

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Section 2.4           Information. The information concerning ADDR as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE III

REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE

ADDR MeMBERS

As an inducement to, and to obtain the reliance of Sterling Consolidated, the ADDR Members represent and warrant as follows:

Section 3.1           Lawful Owner. Each ADDR Member is the lawful owner of his or her membership interest in ADDR (the “ADDR Membership Interest”) and has the power to transfer and deliver the ADDR Membership Interest in accordance with the terms of this Agreement. The delivery of documentation evidencing the transfer of the ADDR Membership Interests pursuant to the provisions of this Agreement will transfer to Sterling good and marketable title thereto, free and clear of all liens, encumbrances, restrictions and claims of any kind.

Section 3.2           ADDR Members and Respective Interests. The ADDR Members include (1) Angelo DeRosa (“Angelo”), who holds a 50% ADDR Membership Interest; (2) Darleen DeRosa (“Darleen”), who holds a 25% ADDR Membership Interest; and (3) Darren DeRosa (“Darren”), who holds a 25% ADDR Membership Interest. Angelo, Darleen, and Darren are the only ADDR Members.

Section 3.3           No Encumbrances. The ADDR Members have not encumbered or mortgaged any right or interest in their ADDR Membership Interests.

ARTICLE IV

REPRESENTATIONS, COVENANTS AND WARRANTIES

OF INTEGRITY

As an inducement to, and to obtain the reliance of Sterling Consolidated, Integrity represents and warrants as follows:

Section 4.1           Organization. Integrity is a corporation duly organized, validly existing and in good standing under the laws of New Jersey and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Integrity’s certificate of incorporation or bylaws. Integrity has full power, authority and legal right and has taken all action required by law, its certificate of incorporation and bylaws, or otherwise to authorize the execution and delivery of this Agreement.

Section 4.2           Capitalization and Outstanding Equity. The authorized capitalization of Integrity consists of 100 shares of Integrity common stock, no par value per share (the “Integrity Shares”). All of the Integrity Shares have been issued and are outstanding, pursuant to Section 5.2 of this Agreement below.

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Section 4.3           No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Integrity is a party or to which any of its properties or operations are subject.

Section 4.4           Approval of Agreement. The Integrity Board has authorized the execution and delivery of the Agreement and has approved the transactions contemplated hereby.

Section 4.5           Information. The information concerning Integrity as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE V

REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE

INTEGRITY SHAREHOLDERS

As an inducement to, and to obtain the reliance of Sterling Consolidated, the holders of Integrity Shares (the “Integrity Shareholders”) represent and warrant as follows:

Section 5.1           Lawful Owner. Each Integrity Shareholder is the lawful owner of his or her Integrity Shares and has the power to transfer and deliver the Integrity Shares in accordance with the terms of this Agreement. The delivery of documentation evidencing the transfer of the Integrity Shares pursuant to the provisions of this Agreement will transfer to Sterling Consolidated good and marketable title thereto, free and clear of all liens, encumbrances, restrictions and claims of any kind.

Section 5.2           Integrity Shareholders and Respective Interests. The Integrity Shareholders include (1) Angelo and (2) Darren, who each owns 50 Integrity Shares, and thereby each has a 50% equity interest in Integrity. Angelo and Darren are the only Integrity Shareholders.

Section 5.3           No Encumbrances. The Integrity Shareholders have not encumbered or mortgaged any right or interest in their Integrity Shares.

ARTICLE VI

REPRESENTATIONS, COVENANTS AND WARRANTIES

OF Q5

As an inducement to, and to obtain the reliance of Sterling Consolidated, Q5 represents and warrants as follows:

Section 6.1           Organization. Q5 is a limited liability company duly organized, validly existing and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Q5's operating agreement or other governing documents. Q5 has full power, authority and legal right and has taken all action required by law, its operating agreement and other governing documents, or otherwise to authorize the execution and delivery of this Agreement.

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Section 6.2           No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Q5 is a party or to which any of its properties or operations are subject.

Section 6.3           Approval of Agreement. The Q5 Members have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

Section 6.4           Information. The information concerning Q5 as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE VII

REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE

Q5 MeMBERS

As an inducement to, and to obtain the reliance of Sterling Consolidated, the Q5 Members represent and warrant as follows:

Section 7.1           Lawful Owner. Each Q5 Member is the lawful owner of his or her membership interest in Q5 (the “Q5 Membership Interest”) and has the power to transfer and deliver the Membership Interest in accordance with the terms of this Agreement. The delivery of documentation evidencing the transfer of the Membership Interests pursuant to the provisions of this Agreement will transfer to Sterling Consolidated good and marketable title thereto, free and clear of all liens, encumbrances, restrictions and claims of any kind.

Section 7.2           Q5 Members and Respective Interests. The Q5 Members include (1) Kaveeta DeRosa (“Kaveeta”), and (2) Darren, who each hold a 50% Q5 Membership Interest. Kaveeta and Darren are the only Q5 Members.

Section 7.3           No Encumbrances. Q5 Members have not encumbered or mortgaged any right or interest in their Membership Interests.

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ARTICLE VIII

REPRESENTATIONS, COVENANTS AND WARRANTIES

OF STERLING SEAL

As an inducement to, and to obtain the reliance of Sterling Consolidated, Sterling Seal represents and warrants as follows:

Section 8.1           Organization. Sterling Seal is a corporation duly organized, validly existing and in good standing under the laws of New Jersey and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Sterling Seal’s certificate of incorporation or bylaws. Sterling Seal has full power, authority and legal right and has taken all action required by law, its certificate of incorporation and bylaws, or otherwise to authorize the execution and delivery of this Agreement.

Section 8.2           Capitalization and Issued and Outstanding Equity. The authorized capitalization of Sterling Seal consists of 100,000,000 shares of common stock, $0.001 par value per share (the “Sterling Seal Shares”) and 10,000,000 shares of preferred stock, no par value per share (the “Sterling Seal Preferred Shares”). Sterling Seal currently has 30,797,373 Sterling Seal Shares issued and outstanding, pursuant to Section 9.2 of the Agreement below, and does not have any Sterling Seal Preferred Shares issued or outstanding.

Section 8.3           No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Sterling Seal is a party or to which any of its properties or operations are subject.

Section 8.4           2012 Private Placement. In 2012, Sterling Seal sold 797,373 Sterling Seal Shares (the “SS Private Placement Shares”) to 36 investors (the “SS Private Placement Shareholders”), in a private placement (the “SS Private Placement”), pursuant to a private placement memorandum dated January 19, 2012 (the “Sterling Supply PPM”). The SS Private Placement Shares were issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D Rule 506 of the Securities Act. The SS Private Placement Shares were offered at $0.30 per share to persons who qualify as “accredited investors,” as that term is defined under the Securities Act, and a limited number of sophisticated investors who meet certain suitability standards described in the Sterling Supply PPM.

Section 8.4           Approval of Agreement. The Sterling Seal Board has authorized the execution and delivery of the Agreement and has approved the transactions contemplated hereby.

Section 8.5           Information. The information concerning Sterling Seal as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE IX

REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE

STERLING SEAL SHAREHOLDERS

As an inducement to, and to obtain the reliance of Sterling Consolidated, the holders of Sterling Seal Shares (the “Sterling Seal Shareholders”) represent and warrant as follows:

Section 9.1           Lawful Owner. Each Sterling Seal Shareholder is the lawful owner of his or her Sterling Seal Shares and has the power to transfer and deliver the Sterling Seal Shares in accordance with the terms of this Agreement. The delivery of documentation evidencing the transfer of the Sterling Seal Shares pursuant to the provisions of this Agreement will transfer to Sterling Consolidated good and marketable title thereto, free and clear of all liens, encumbrances, restrictions and claims of any kind.

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Section 9.2           Sterling Seal Shareholders and Respective Interests. The Sterling Seal Shareholders include (1) Angelo, who owns 15,000,000 Sterling Seal Shares, (2) Darren, who owns 15,000,000 Sterling Seal Shares, and (3) 36 SS Private Placement Shareholders, who own an aggregate of 797,373 Sterling Seal Shares. The full list of SS Private Placement Shareholders and their respective ownership of Sterling Seal Shares is attached hereto as Schedule B.

Section 9.3           Additional Representations of the SS Private Placement Shareholders. Each of the SS Private Placement Shareholders completed the “Confidential Prospective Purchaser Questionnaire” in the Sterling Supply PPM fully and honestly and delivered such document to Sterling Supply with the payment for his or her SS Private Placement Shares. Each of the SS Private Placement Shareholders is either qualified as “accredited investors,” as that term is defined under the Securities Act, or as a sophisticated investors who meet certain suitability standards described in the Sterling Supply PPM.

Section 9.4           No Encumbrances. The Sterling Seal Shareholders have not encumbered or mortgaged any right or interest in their Sterling Seal Shares.

ARTICLE X

EXCHANGE PROCEDURE, RESIGNATION AND APPOINTMENT OF STERLING CONSOLIDATED OFFICERS, AND OTHER CONSIDERATION

Section 10.1        Delivery of Securities to Sterling Consolidated. On the Closing Date, the ADDR Members, the Integrity Shareholders, the Q5 Members, and the Sterling Seal Shareholders (together, the “Future Subsidiary Equityholders”) shall deliver certificates or other documents evidencing their respective equity interests (which include the ADDR Membership Interests, the Integrity Shares, the Q5 Membership Interests, and the Sterling Seal Shares, which together are the “Future Subsidiary Equity Interests”), duly endorsed in blank or with executed power attached thereto in transferable, and transfer such interests to Sterling Consolidated, so that the Future Subsidiaries shall become wholly-owned subsidiaries of Sterling Consolidated.

Section 10.2        Issuance/Delivery of the SS Shares. In exchange for Sterling Consolidated acquiring the Future Subsidiary Equity Interests pursuant to Section 10.1, Sterling Consolidated shall issue and deliver a total of 33,817,040 SC Shares to the Future Subsidiary Equityholders as follows:

(A)	1,080,000 SC Shares to the ADDR Members, of which:
i.	540,000 SC Shares go to Angelo,
ii.	270,000 SC Shares go to Darleen, and
iii.	270,000 SC Shares go to Darren;
(B)	1,500,000 SC Shares to the Integrity Shareholders, of which:
i.	750,000 SC Shares go to Angelo, and
ii.	750,000 SC Shares go to Darren;
(C)	540,000 SC Shares to the Q5 Members, of which:
i.	270,000 SC Shares go to Kaveeta, and
ii.	270,000 SC Shares go to Darren; and
(D)	30,797,373 SC Shares to the Sterling Seal Shareholders, of which:
i.	15,000,000 SC Shares go to Angelo,
ii.	15,000,000 SC Shares go to Darren, and

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iii.	797,373 SC Shares go to the SS Private Placement Shareholders, with one SC Share for each Sterling Seal Share that such SS Private Placement Shareholder purchased in the SS Private Placement, pursuant to Schedule B attached hereto.

Section 10.3        Resignation of Sterling Consolidated Officers. In connection with this Agreement and the transactions contemplated herein, the Sterling Consolidated Board shall accept the resignation of the executive officers of Sterling Consolidated (the “Old Officers”), which include Scott R. Chichester and Lawrence Adams. The acceptance of such resignations shall not occur until immediately after the closing of this Agreement.

Section 10.4       Appointment of Sterling Consolidated Officers. Simultaneous with the acceptance of the resignation of the Old Officers pursuant to Section 10.3, the Sterling Board shall appoint Angelo Derosa and Darren Derosa as the sole officers of Sterling Consolidated to fill the officer vacancies.

Section 10.5         Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of Sterling Consolidated and the Future Subsidiaries shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

ARTICLE XI

SPECIAL COVENANTS

Section 11.1         Availability of Rule 144. Sterling Consolidated and the Sterling Consolidated shareholders holding “restricted securities”, as that term is defined in Rule 144 of the 1933 Securities Act will remain as “restricted securities” after the Closing Date. Sterling Consolidated is under no obligation to register such shares under the Securities Act, or otherwise. The shareholders of Sterling Consolidated holding restricted securities of Sterling Consolidated as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 11.1 shall survive the Closing Date.

Section 11.2        Special Covenants and Representations Regarding the SC Shares to be issued in the Exchange. The consummation of this Agreement, including the issuance of the SC Shares to the Future Subsidiary Equityholders as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Future Subsidiary Equityholders acquire such securities.

ARTICLE XI

MISCELLANEOUS

Section 12.1        Brokers and Finders. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement.

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Section 12.2         Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, United States of America.

Section 12.3         Notices. Any notices or other communications required or permitted hereunder after the Closing Date shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

If to Sterling	Sterling Consolidated Corp.
Consolidated:	1105 Green Grove Road
Neptune, New Jersey 07753
Attn: Darren DeRosa, Chief Executive Officer

If to ADDR:	ADDR Properties, LLC
1105 Green Grove Road
Neptune, New Jersey 07753
Attn: Angelo DeRosa, Chairman

If to Integrity:	Integrity Cargo Freight Corporation
1105 Green Grove Road
Neptune, New Jersey 07753
Attn: Angelo DeRosa, Chairman

If to Q5	Q5 Ventures, LLC
1105 Green Grove Road
Neptune, New Jersey 07753
Attn: Kaveeta DeRosa, Managing Member

If to Sterling Seal	Sterling Seal & Supply, Inc.
1105 Green Grove Road
Neptune, New Jersey 07753
Attn: Darren DeRosa, Chief Executive Officer

With a copy to (which shall not constitute notice):
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, NJ 07728
Telephone: (732) 409-1212
Facsimile: (732) 577-1188
Attn: Gregg E. Jaclin, Esq.

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

Section 12.4         Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

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Section 12.5        Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 12.6        Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 12.7        Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

Section 12.8         Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

Section 12.9         Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

Section 12.10      Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

Section 12.11      Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

Section 12.12      Conflict of Interest. Each of the parties to this agreement (the “Parties”) understand that Anslow & Jaclin, LLP is representing all Parties, which represents a conflict of interest. The Parties understand that they have the right to different counsel due to this conflict of interest. Notwithstanding the above, the Parties agree to waive this conflict and have Anslow & Jaclin, LLP represent each of them in this Agreement. The Parties agree to hold this law firm harmless from any and all liabilities that may occur or arise due to this conflict.

[Remainder of Page Intentionally Left Blank]

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[Signature Pages to Equity Exchange Agreement – Sterling Consolidated]

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

STERLING CONSOLIDATED CORP.

By:
Name:	Scott R. Chichester
Title:	President

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[Signature Pages to Equity Exchange Agreement – ADDR]

ADDR PROPERTIES, LLC

By:
Name:	Angelo DeRosa
Title:	Managing Member

MEMBERS OF ADDR PROPERTIES, LLC

By:
Name:	Darren DeRosa
Title:	Member

By:
Name:	Angelo DeRosa
Title:	Member

By:
Name:	Darleen DeRosa
Title:	Member

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[Signature Pages to Equity Exchange Agreement – Integrity]

INTEGRITY CARGO FREIGHT CORPORATION

By:
Name:	Darren DeRosa
Title:	President

SHAREHOLDERS OF INTEGRITY CARGO FREIGHT CORPORATION

By:
Name:	Angelo DeRosa
Title:	Shareholder

By:
Name:	Darren DeRosa
Title:	Shareholder

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[Signature Pages to Equity Exchange Agreement – Q5]

Q5 VENTURES, LLC

By:
Name:	Darren DeRosa
Title:	Managing Member

MEMBERS OF Q5 VENTURES, LLC

By:
Name:	Kaveeta DeRosa
Title:	Member

By:
Name:	Darren DeRosa
Title:	Member

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[Signature Pages to Equity Exchange Agreement – Sterling Seal – page 1]

STERLING SEAL & SUPPLY, INC.

By:
		Name:	Darren DeRosa
		Title:	Chief Executive Officer

SHAREHOLDERS OF STERLING SEAL & SUPPLY, INC.

By:		By:
Name:	Angelo DeRosa	Name:	Darren DeRosa
Title:	Shareholder	Title:	Shareholder

Sterling Seal & Supply, Inc. Private Placement Shareholders

By:		By:
Name:	Ali Daneshmand	Name:	Angelo C. Porta
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Anna Khorosheva	Name:	Sally H. Chichester
Title:	Shareholder	Title:	President, Chichester Associates, Inc., Shareholder

By:		By:
Name:	Chris Hussar	Name:	Desiree Muzzicato
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Eugenia Fishbein	Name:	Frank Strain
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Fred Zink	Name:	Gary Leysock
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Gregory Schmitt	Name:	Hannah Steinberg
Title:	Shareholder	Title:	Shareholder

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[Signature Pages to Equity Exchange Agreement – Sterling Seal – page 2]

By:		By:
Name:	Joe and Mary Orlando	Name:	John Magoulis
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	John Padian	Name:	John Scoscia
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	John Velisaris	Name:	John Williamson
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Joseph Coccia	Name:	Laura Frye
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Linda Ann Trufolo	Name:	Louis Welfare
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Lynne and Keith Davis	Name:	Michael Angeloni
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Mike Mrotzek	Name:	George Halages
Title:	Shareholder	Title:	President, Maranz Inc., Shareholder

By:		By:
Name:	Glen Jaffe	Name:	Rebecca Steinberg
Title:	Owner, Next Generation TS FBO Glenn Jaffe IRA 1343, Shareholder	Title:	Shareholder

By:		By:
Name:	Remy Fishbein	Name:	Robert and Inga Bliss
Title:	Shareholder	Title:	Shareholder

16

[Signature Pages to Equity Exchange Agreement – Sterling Seal – page 3]

By:		By:
Name:	Robert Wallace	Name:	Sally Chichester
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Sean Davis	Name:	Tim Walsh
Title:	Shareholder	Title:	Shareholder

By:		By:
Name:	Timothy Davis	Name:	Troy Nowakowski
Title:	Shareholder	Title:	Shareholder

17

Schedule A

Sterling Consolidated Corp. Shareholders

Name of Shareholder	Number of Shares

Bennett Weber	50,000
Dr. Dominick Lembo	30,000
Elaine Friedman	44,000
Erik H. Langeland	25,000
Ernest Rossi	5,000
Frederick Kiechel III	25,000
Frederick Kiechel IV	5,000
Gina Skurchak-Rossi	5,000
Chichester Associates, Inc.	288,000
K. Lee Kiechel Coles	5,000
Lawrence Adams	1,293,500
Loretta Harrison	10,000
Maria Brown	10,000
Michael Selearis	15,000
Rafael Veloz	5,000
Sara Fleischman-Stuven	5,000
Scott Chichester	1,027,000
Vivian Kiechel	25,000
Wendy Straker-Elie	7,500

Schedule B

Sterling Seal Private Placement Shareholders

Name of Investor	Number of Shares

Ali Daneshmand	100,000
Angelo C Porta	21,040
Anna Khorosheva	333
Chichester Associates, Inc.	333
Chris Hussar	10,000
Desiree Muzzicato	3,337
Eugenia Fishbein	333
Frank Strain	1,000
Fred Zink	35,000
Gary Lesock	333
Gregory Schmitt	1,000
Hannah Steinberg	1,667
Joe and Mary Orlando	56,666
John Magoulis	333
John Padian	333
John Scoscia	1,000
John Velisaris	10,000
John Williamson	333
Joseph Coccia	333
Laura Frye	1,000
Linda Ann Trufolo	33,333
Lou Welfare	667
Lynne and Keith Davis	116,667
Michael Angeloni	333
Mike Mrotzek	16,667
Maranz Inc.	175,000
Next Generation TS FBO Glenn Jaffe IRA 1343	20,000
Rebecca Steinberg	1,667
Remy Fishbein	333
Robert and Inga Bliss	34,000
Robert Wallace	33,333
Rose Astorino	333
Sally Chichester	333
Sean Davis	1,667
Sheng-Chi and LiSheng T. Wu	100,000
Tim Walsh	16,666
Timothy Davis	1,667
Troy Nowakowski	333